UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2005 (September 19, 2005)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Company announced on September 19, 2005 that Cede & Co., acting at the request of holders (“Noteholders”) of $51 million in principal amount of the Company’s $150 million 6.375% Senior Notes due 2013 (the “Notes”) delivered a notice on September 16, 2005, which purports to be a “notice of acceleration.”  As previously disclosed, holders of 25% or more of the outstanding principal balance of the Notes have the right to accelerate the Notes and demand immediate payment of them as a result of the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2003 within the periods permitted under the indenture, as amended.   The Company believes that the notice is defective in certain respects.  If and when the Company receives a valid notice of acceleration and demand for payment, the Company will pay the outstanding principal and accrued interest on the Notes.  As a result of the failure to file the 2003 Form 10-K report, the holders of the Company’s 8.375% Senior Notes due 2008 also have the right to accelerate the notes and demand repayment in full.  To date, the Company has not received any notice of acceleration with respect to these notes.   A copy of the Company’s press release is attached to this Form 8-K as an exhibit and is hereby incorporated by reference.

Item 7.01.  Regulation FD Disclosure

On September 19, 2005, the Company announced the release of select financial data for the month ended July 31, 2005 and activity data for the period ended August 31, 2005.  The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release dated September 19, 2005 announcing purported acceleration notice.

99.2                           Press Release dated September 19, 2005 announcing select financial data for the month ended July 31, 2005 and activity data for the period ended August 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: September 20, 2005	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 19, 2005 announcing purported acceleration notice.

99.2	Press Release dated September 19, 2005 announcing select financial data for the month ended July 31, 2005 and activity data for the period ended August 31, 2005.